                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the

                     Securities Exchange Act of 1934



Date of Report (Date of earliest event
  reported):  June 22, 1998

                         RSL Communications, Ltd.
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          (Exact name of registrant as specified in its charter)



         Bermuda                        0-23139                     N/A
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(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
Incorporation or Organization)                           Identification Number)



                             Clarendon House
                              Church Street
                          Hamilton HM CX Bermuda
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                 (Address of principal executive offices)

                              (441) 295-2832
                     (Registrant's telephone number)

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ITEM 5.  OTHER EVENTS

         On June 22, 1998, RSL COM Europe, Ltd. ("RSL COM Europe"), a subsidiary of the Registrant, entered into an agreement with Metro Holding AG, a German wholesale and retail management holding company, pursuant to which Metro Holding AG's appropriate subsidiaries agree to promote, market, sell and distribute the Registrant's services through Metro Holding AG's wholesale and retail operations in Europe. Metro Holding AG will receive a 12.5 percent interest in the equity of RSL COM Europe and the option to acquire up to an additional 7.5 percent of RSL COM Europe. Metro Holding AG will also appoint a member to RSL COM Europe's Board of Directors. Agreements to promote or distribute the Registrant's services and products will be reached under market conditions between Metro Holding AG subsidiaries and subsidiaries of the Registrant.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


Exhibit                                                                  Page
-------                                                                  ----
   99.1    RSL Communications, Ltd. Press Release,                        5
           dated June 22, 1998


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         RSL COMMUNICATIONS, LTD.

Date:  June 25, 1998                     By     /s/ Jacob Z. Schuster
                                           --------------------------------
                                             Name:  Jacob Z. Schuster
                                             Title: Chief Financial Officer


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                              Exhibit Index

99.1     Press Release dated June 22, 1998.


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